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                                                              EXPERTOS
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          NUEVA DIRECCION
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Calle Alfonso XII, 8 - Bajo derecha
            28014 Madrid
               Espana
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                                                              EXHIBIT J
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                                                         ACCOUNTANTS'CONSENT


The Board of Directors
Delta Galillndustries Ltd.



We consent to the use in the Annual Report on Fonn 20-F of Delta Galil Industries Ltd. filed with the United States Securities and
Exchange Commission, of our report dated May 5, 2003 on the consolidated balance sheets of Delta Galil Industries Ltd. and its subsidiaries as at December 31,2002 and the consolidated statements of income, retained earnings and changes in financial position for the years ended December 31, 2002, 2001 and 2000 and to the incorporation by reference of such report into (i) the Registration
Statement on Fonn F-3 (Registration No. 333-12984) and (ii) three Registration Statements on Fonn S-8 of Delta Galil Industries Ltd.
(Registration Nos. 333-12608, 333-13716 and 333-102247).


Pierre Emmanuel Barris




  AUDITORES Y EXPERTOS ASOCIADOS, SL - Antonio Maura, 8 - 28014 Madrid - Tel (91) 523.10.38 - Fax (91) 523.21.98" NIF: ESB 81319386
          Inscrita en el Registro Mercanti1 de Madrid, Torno 10.606, Folio 104, Secci6n 8, Hoja M 168.131, Inscripcion 1(a)
                Sociedad de Auditoria inscrita en el Registro Oficial de Auditores de Cuentas con el n(degree) SI025
                    Miembro del Instituto de Auditores-Censores Jurados de Cuentas de Espana con el n(degree) 493

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